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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 20, 2012

Guaranty Bancorp

(Exact name of registrant as specified in its charter)

Delaware	000-51556	41-2150446
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1331 Seventeenth St., Suite 345 Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  303-675-1194

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2012, Stephen G. McConahey was appointed as a director of the Company’s Board of Directors.  As of the date hereof, Mr. McConahey has not yet been appointed to serve as a member of any of the Board’s committees.  Although at this time there is no specific committee that he is expected to be appointed to, the Board expects to appoint him to a committee at the Board’s next regularly scheduled meeting.

The Company’s press release issued on March 26, 2012, which is filed as Exhibit 99.1 hereto, is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being filed herewith:

99.1                           Press Release, dated March 26, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY BANCORP

By:	/s/ Christopher G. Treece
	Name:	Christopher G. Treece
	Title:	Executive Vice President, Chief Financial Officer and Secretary

Date:  March 26, 2012